Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events
Note 23: Subsequent events

(a)

On December 12, 2022, the Company entered into an Option Agreement (“the Agreement”), pursuant to which Ophir Gold Corp. (the “Optionee”) would acquire a 100% interest in the Radis Property through payment of certain cash and common shares over a three year period, payments of which may be accelerated by the Optionee. The Company shall retain a 2% NSR on the property, three-quarters of which may be purchased by the Optionee for $1,500. The Agreement was subject to certain closing conditions, which were met on January 19, 2023.

(b)

On January 17, 2023, the company issued 2,712,800 share options to directors, officers, and employees. The share options were issued in accordance with the Company’s share option plan (note 16b), with an exercise price of $0.82, and will vest over 18 months with an expiry term of five years. Of those issued, 983,800 share options were issued to UMS employees, including those employed as Key Management Personnel of the Company (note 17).

(c)

On March 23, 2023, the Company announced the closing of the previously announced bought deal private placement financing. At the close of the financing, the Company issued 6,076,500 common shares of the Company that qualify as ‘flow-through shares’ as defined under subsection 66(15) of the Income Tax Act (Canada) and section 359.1 of the Taxation Act (Québec) “FT Shares”) at a price of C$1.44 per FT Share to be sold on a charitable flow-through basis, representing total gross proceeds to the Company of C$8,750. The proceeds of the financing will be used to advance the Company’s 2023 exploration programs in Quebec.